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Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we consent to the incorporation by reference in this Registration Statement of our report dated December 13, 1995, included in ADC Telecommunications, Inc.'s Form 10-K for the year ended October 31, 1995, and to all references to our firm included in this Registration Statement.




                                     /s/  ARTHUR ANDERSEN LLP

                                     ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
May 24, 1996